EXHIBIT 10.47

Revised per Minnesota Laws 2001

Chapter 215 - Effective for Bonds

Posted on or after January 1, 2002

STATE OF MINNESOTA

DEPARTMENT OF COMMERCE

SURETY BOND OF SELF-INSURER OF WORKERS’ COMPENSATION

IN THE MATTER OF THE CERTIFICATE OF

LABOR READY, INC.
for its subsidiary	SURETY BOND
LABOR READY MIDWEST, INC.	NO. 1316053
PREMIUM:

$5,810.00

Employer, Certificate No:

KNOW ALL PERSONS BY THESE PRESENTS:

That LABOR READY MIDWEST, INC. whose address is 1015 A Street, Tacoma, Washington

98402 as

(Employer)

Principal, and GREAT AMERICAN INSURANCE COMPANY a corporation organized under the laws of Ohio and authorized to transact a general surety business in the State of Minnesota, as Surety, are held and firmly bound to the State of Minnesota in the penal sum of EIGHT HUNDRED TWENTY-NINE THOUSAND NINE HUNDRED THIRTY AND 00/100—dollars ($829,930.00***)
for which payment we bind ourselves, our heirs, executors, administrators, successors, and assigns, jointly and severally, firmly by these presents.

WHEREAS in accordance with Minnesota Statutes, chapter 176, the principal elected to self-insure, and made application for, or received from the commissioner of commerce of the state of Minnesota, a certificate to self-insure, upon furnishing of proof satisfactory to the commissioner of commerce of ability to self-insure and to compensate any or all employees of said principal for injury or disability, and their dependents for death incurred or sustained by said employees pursuant to the terms, provisions, and limitations of said statute;

NOW THEREFORE, the conditions of this bond or obligation are such that if principal shall pay and furnish compensation, pursuant to the terms, provisions, and limitations of said statute to its employees for injury or disability, and to the dependents of its employees, then this bond or obligation shall be null and void; otherwise to remain in full force and effect.

FURTHERMORE, it is understood and agreed that:

1.     This bond may be amended, by agreement between the parties hereto and the commissioner of commerce as to the identity of the principal herein named; and, by agreement of the parties hereto, as to the premium or rate of premium. Such amendment must be by endorsement upon, or rider to, this bond, executed by the surety and delivered to or filed with the commissioner.

2.     The surety does, by these presents, undertake and agree that the obligation of this bond shall cover and extend to all past, present, existing, and potential liability of said principal, as a self-insurer, to the extent of the penal sum herein named without regard to specific injuries, date or dates of injuries, happenings or events.

3.     The penal sum of this bond may be increased or decreased, by agreement between the parties hereto and the commissioner of commerce, without impairing the obligation incurred under this bond for the overall coverage of the said principal, for all past, present, existing, and potential liability, as a self-insurer, without regard to specific injuries, date or dates of injuries, happenings or events, to the extent, in the aggregate, of the penal sum as increased or decreased.  Such amendment must be by endorsement.

4.     The aggregate liability of the surety hereunder on all claims whatsoever shall not exceed the penal sum of this bond in any event.

5.     This bond shall be continuous in form and shall remain in full force and effect unless terminated as follows:

(a)     The obligation of this bond shall terminate upon written notice of cancellation from the surety, given by registered or certified mail to the commissioner of commerce, state of Minnesota, save and except as to all past, present, existing, and potential liability of the principal incurred, including obligations resulting from claims which are incurred but not yet reported, as a self-insurer prior to effective date of termination.  This termination is effective 60 days after receipt of notice of cancellation by the commissioner of commerce, state of Minnesota.

(b)     This bond shall also terminate upon the revocation of the certificate to self-insure, save and except as to all past, present, existing, and potential liability of the principal incurred, including obligations resulting from claims which are incurred but not yet reported, as a self-insurer prior to effective date of termination.  The principal and the surety, herein named, shall be immediately notified in writing by said commissioner, in the event of such revocation.

6.     Where the principal posts with the commissioner of commerce, state of Minnesota, or the state treasurer, state of Minnesota, a replacement security deposit, in the form of a surety bond, irrevocable letter of credit, cash, securities, or any combination thereof, in the full amount as may be required by the commissioner of commerce, state of Minnesota, to secure all incurred liabilities for the payment of compensation of said principal under Minnesota Statutes, chapter 176, the surety is released from obligations under the surety bond upon the date of acceptance by the commissioner of commerce, state of Minnesota, of said replacement security deposit.

7.     If the said principal shall suspend payment of workers’ compensation benefits or shall become insolvent or a receiver shall be appointed for its business, or the commissioner of commerce, state of Minnesota, issues a certificate of default, the undersigned surety will become liable for the workers’ compensation obligations of the principal on the date benefits are suspended.

The surety shall begin payments within 14 days under paragraph 8, or 30 days under paragraph 10, after receipt of written notification by certified mail from the commissioner of commerce, state of Minnesota, to begin payments under the terms of this bond.

8.     If the surety exercises its option to administer claims, it shall pay benefits due to the principal’s injured workers within 14 days of the receipt of the notification by the commissioner of commerce, state of Minnesota, pursuant to paragraph 7, without a formal award of a compensation judge, the commissioner of labor and industry, any intermediate appellate court, or the Minnesota supreme court and such payment will be a charge against the penal sum of the bond.  Administrative and legal costs and payment of assessments incurred by the surety in discharging its obligations and payment of the principal’s obligations for administration and legal expenses and payment of assessments under Minnesota Statutes, chapters 79A and 176, shall also be a charge against the penal sum of the bond.

9.     If any part or provision of this bond shall be declared unenforceable or held to be invalid by a court of proper jurisdiction, such determination shall not affect the validity or enforceability of the other provisions or parts of this bond.

10.   If the surety does not give notice to the (self-insurer’s security fund) (commercial self-insurance group security fund) and the commissioner of commerce, state of Minnesota, within five business days of receipt of written notification from the commissioner of commerce, state of Minnesota, pursuant to paragraph 7, to exercise its option to administer claims pursuant to paragraph 8, then the (self-insurer’s security fund) (commercial self-insurance group security fund) will assume the payments of the workers’ compensation obligations of the principal pursuant to Minnesota Statutes, chapter 176.  Administrative, legal, actuarial, and other direct costs attributed to the principal shall also be a charge against the penal sum of the bond.  The surety shall pay, within 30 days of the receipt of the notification by the commissioner of commerce, state of Minnesota, pursuant to paragraph 7, to the (self-insurer’s security fund) (commercial self-insurance group security fund) as an initial deposit an amount equal to 50 percent of the penal sum of the bond, and shall thereafter, upon notification from the (self-insurer’s security fund) (commercial self-insurance group security fund) that the balance of the initial deposit, including interest earned as provided below with respect to the segregated account, had fallen to ten percent of the penal sum of the bond, remit to the (self-insurer’s security fund) (commercial self-insurance group security fund) an amount equal to an additional ten percent of the penal sum of the bond.  All such payments will be a charge against the penal sum of the bond.  The initial deposit and all subsequent deposits shall be deposited by the (self-insurer’s security fund) (commercial self-insurance group security fund) into a segregated, interest-bearing account.  These deposits, together with any interest earned thereon, shall be used to satisfy all obligations of the surety hereunder.  Upon determination that there are no remaining reserves for any known claims covered under the bond, the balance of the account, including any interest earned thereon, shall be paid to the surety.

Said repayment of the funds to the surety will not discharge the bond, which shall remain in full force and effect as to all past, present, existing, and potential liability of the principal incurred, including obligations resulting from claims which are incurred but not yet reported, as a self-insurer prior to the effective date of termination of the bond.

11.   Disputes concerning the posting, renewal, termination, exoneration, or return of all or any portion of the principal’s security deposit or any liability arising out of the posting or failure to post security, or the adequacy of the security or the reasonableness of administrative costs, including legal costs, arising between or among a surety, the issuer of an agreement of assumption and guarantee of workers’ compensation liabilities, the issuer of a letter of credit, any custodian of the security deposit, the principal, or the (self-insurer’s security fund) (commercial self-insurance group security fund) shall be resolved by the commissioner of commerce pursuant to Minnesota Statutes, chapters 79A and 176.

12.   Written notification to the surety required by this bond shall be sent to:

GREAT AMERICAN INSURANCE COMPANY
Name of Surety

SURETY CLAIMS DEPARTMENT
To the attention of Person or Position

580 WALNUT STREET
Address

CINCINNATI, OHIO 45202
City, State, Zip

Written notification to the principal required by this bond shall be sent to:

LABOR READY, MIDWEST, INC.
Name of Principal

DIRECTOR OF RISK MANAGEMENT
To the attention of Person or Position

1015 A STREET
Address

TACOMA, WASHINGTON 98402
City, State, Zip

13.   This bond is executed by the surety to comply with Minnesota Statutes, chapter 176, and said bond shall be subject to all terms and provisions thereof.

GREAT AMERICAN INSURANCE COMPANY
Name of Surety

580 WALNUT STREET
Address

CINCINNATI, OHIO 45202
City, State, Zip

THIS bond is executed under an unrevoked appointment or power of attorney.

I certify (or declare) under penalty of perjury under the laws of the state of Minnesota that the foregoing is true and correct.

DECEMBER 6, 2001	/s/ Patrick D. Dineen
Date	Signature of Attorney-in-Fact

Patrick D. Dineen
Printed or Typed Name of Attorney-in-Fact

A copy of the transcript or record of the unrevoked appointment, power of attorney, bylaws, or other instrument, duly certified by the proper authority and attested by the seal of the insurer entitling or authorizing the person who executed the bond to do so for and in behalf of the insurer, must be filed in the office of the commissioner of commerce or must be included with this bond for such filing.

This section is effective for bonds posted on or after January 1, 2002.

GREAT AMERICAN INSURANCE COMPANY®

Administrative Office:  580 WALNUT STREET • CINCINNATI, OHIO 4522 • 513-369-5000 • FAX 513-723-2740

The number of persons authorized by
this power of attorney is not more than
SEVEN	No. 0 17201

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:  That the GREAT AMERICAN INSURANCE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Ohio, does hereby nominate, constitute and appoint the person or persons named below its true and lawful attorney-in-fact, for it and in its name, place and stead to execute in behalf of the said Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof; provided that the liability of the said Company on any such bond, undertaking or contract of suretyship executed under this authority shall not exceed the limit stated below.

Name	Address	Address	Limit of Power
JAY A. MILEY	KATHIE L. WIEGERS	ALL OF	ALL
PATRICK D. DINEEN	TEVY LOR	SEATTLE, WASHINGTON	UNLIMITED
HEIDI BOCKUS	SUZANNE HOLDEN
KRISTA M. STROMBERG

This Power of Attorney revokes all previous powers issued in behalf of the attorney(s)-in-fact famed above.

IN WITNESS WHEREOF the GREAT AMERICAN INSURANCE COMPANY has caused these presents to be signed and attested by its appropriate officers and its corporate seal hereunto affixed this 8th day of October, 2001

Attest	GREAT AMERICAN INSURANCE COMPANY

STATE OF OHIO, COUNTY OF HAMILTON - ss:

On this 8th day of October, 2001, before me personally appeared DOUGLAS R. BOWEN, to me known, being duly sworn, deposes and says that he resides in Cincinnati, Ohio, that he is the Divisional Senior Vice President of the Bond Division of Great American Insurance Company, the Company described in and which executed the above instrument; that he knows the seal of the said Company; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of his office under the By-Laws of said Company, and that he signed his name thereto by like authority.

This Power of Attorney is granted by authority of the following resolutions adopted by the Board of Directors of Great American Insurance Company by unanimous written consent dated March 1, 1993.

RESOLVED:  That the Division President, the several Division Vice Presidents and Assistant Vice Presidents, or any, one of them, be and hereby, is authorized from time to time, to appoint  one or more Attorneys-in-Fact to execute on behalf of the Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof; to prescribe their respective duties and the respective limits of their authority; and to revoke any such appointment at any time.

RESOLVED FURTHER:  That the Company seal and the signature of any of the aforesaid officers and any Secretary or Assistant Secretary of the Company may be affixed by facsimile to any power of attorney or certificate of either given for the execution of any bond, undertaking, contract or suretyship, or other written obligation in the nature thereof, such signature and seal when so used being hereby adopted by the Company as the original signature of such officer and the original seal of the Company, to be valid and binding upon the Company with the same force and effect as though manually affixed.

CERTIFICATION

I, Ronald C. Hayes, Assistant Secretary of Great American Insurance Company, do hereby certify that the foregoing Power of Attorney and the Resolutions of the Board of Directors of March 1, 1993 have not been revoked and are now in full force and effect.

Signed and sealed this 6th day of December, 2001.

All-Purpose
Certificate of Acknowledgment

State of          Washington

County of      King

On December 6, 2001 before me, Heidi Bockus

DATE                     NAME OF NOTARY PUBLIC

personally appeared Patrick D. Dineen

NAME(S) OF SIGNER(S)

☒ personally known to me – OR

  proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

/s/ Heidi Bockus
SIGN URE OF NOTARY PUBLIC

Though the data below is not required by law, it may prove valuable to persons relying on the document and prevent fraudulent reattachment of this form.

CAPACITY CLAIMED BY SIGNER	DESCRIPTION OF ATTACHED DOCUMENT(S)
Attorney-in-Fact	Type of Document

Surety Bond of Self-Insurer of Workers’
Compensation – Bond No. 1316053

Number of Pages

Six (6)

Date of Document

December 6, 2001

Signer(s) Other Than Named Above

Labor Ready Midwest, Inc.

SIGNER IS REPRESENTING:

NAME OF PERSON(S) OR ENTITY(IES)

Great American Insurance Company